SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 4, 2003

(Date of Report, date of earliest event reported)

Stage Stores, Inc.

(Exact name of registrant as specified in its charter)

000-21011

(Commission File Number)
NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)
10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure.

On March 4, 2003, the Company issued a news release announcing fourth quarter results release date and conference call information.  A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits.

    Financial statements of business acquired.

    Not applicable.

    Pro forma financial information.

    Not applicable.

    Exhibits.

99.1    News Release dated March 4, 2003 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                           STAGE STORES, INC.

March 4, 2003                                                                                     /s/ Michael E. McCreery

(Date)                                                                                                  Michael E. McCreery

                                                                                                            Executive Vice President and Chief

                                                                                                            Financial Officer